                                                                    EXHIBIT 10.6

[CONFIDENTIAL TREATMENT REQUESTED, CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]

                         TECHNOLOGY PURCHASE AGREEMENT

         This TECHNOLOGY PURCHASE AGREEMENT (this "Agreement") is entered into
                                                   ---------
as of October 10, 2000 (the "Effective Date") by and between, TheraSense, Inc.,
                             --------------
a California corporation ("Purchaser"), and E. Heller & Company, a Texas
                           ---------
corporation ("Seller"), (Purchaser and Seller each, a "Party;" together, the
              ------                                   -----
"Parties" ).
 -------
                                   RECITALS

          WHEREAS, Purchaser wishes to acquire from Seller, and Seller wishes to sell to Purchaser, the biosensor-related technologies of Seller; and

          WHEREAS, ***

          NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained in this Agreement, the Parties hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

          1.1 Capitalized Terms. The following capitalized terms shall have the meanings set forth below :

               (a)  "Affiliate" shall mean any entity which controls, is
                     ---------
controlled by or is under common control with a Party, but only so long as such control exists. For purposes of this definition, "control" shall mean direct or indirect ownership of more than fifty percent (50%) of the shares of the respective entity entitled to vote in the election of directors (or, in the case of a Person that is not a corporation, for the election of the corresponding managing authority).

               (b)  "Business" shall mean the development, manufacture and sale
                     --------
of electrochemical biosensors and wired enzyme chemistry.

               (c)  "Competition" shall mean any Person engaged in the Business
                     -----------
or in the business of manufacturing, producing or selling medical devices related to diabetes.

               (d)  "Current Products" shall mean the Purchaser's FreeStyle
                     ----------------
products and continuous glucose monitoring system under development (as embodied in the current prototype of such system).

               (e)  "EHC-TheraSense Agreement" shall mean the license agreement
                     ------------------------
between Seller and Purchaser, dated April 21, 1997.

               (f)  "Exclusive Period" shall mean the period beginning on the
                     ----------------
Effective Date and ending thirty-six (36) months following the Effective Date.

*** Confidential treatment requested.

               (g) "Geographic Area" shall mean the United States, Canada,
                    ---------------
Europe or Japan.

               (h) "Intellectual Property Rights" shall mean, with respect to
                    ----------------------------
the Transferred Technologies, any or all of the following and all statutory and/or common law rights throughout the world in, arising out of, or associated therewith: (i) all patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not patentable, copyrightable or not copyrightable), invention disclosures and improvements thereto, (iii) all trade secrets and proprietary information relating thereto;
(iv) all algorithms, routines, schematics, works of authorship, copyrights, mask works, copyright and mask work registrations and applications; (v) all files, databases and data collections (including knowledge databases, customer lists and customer databases); (vi) all rights in Software; (vii) all rights in Materials, (viii) all similar, corresponding or equivalent rights to any of the foregoing; (ix) all goodwill associated with any of the foregoing; and (x) all rights to any tangible embodiments of any of the foregoing.

               (i)  "Know How" shall mean all ideas, know how, show-how,
                     --------
techniques, design rules, data, instructions, protocols, methods, processes, formulas and test methodologies, including without limitation biological, chemical, toxicological, physical and analytical, safety, manufacturing and quality control data and information necessary and/or useful to develop and/or commercialize the Intellectual Property Rights.

               (j)  "Liability" shall mean any liability or obligation (whether
                     ---------
known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether incurred or consequential and whether due or to become due), including any liability for taxes.

               (k)  "Lien" shall mean any mortgage, pledge, lien, security
                     ----
interest, charge, claim, equity, encumbrance, restriction on transfer, conditional sale or other title retention device or arrangement (including, without limitation, a capital lease), transfer for the purpose of subjection to the payment of any indebtedness, or restriction on the creation of any of the foregoing, whether relating to any property or right or the income or profits therefrom.

               (l)  "Materials" shall mean any and all (i) chemical or
                     ---------
biological substances, including without limitation any organic or inorganic chemical element, compound, composition, material, sample or product; (ii) assays or reagents; (iii) fragments of (i) and/or (ii); (iv) any derivatives, variants or mutations of (i) through (iii); (v) any DNA, protein or chemical sequence of (i) through (iv); (vi) instruments, devices, prototypes, hardware, development tools, or components of any of the foregoing; and (vii) tangible embodiments of Intellectual Property Rights.

               (m)  ***

               (n)  "Person" shall mean an individual, partnership, corporation,
                     ------
association, joint venture, trust, unincorporated organization or governmental entity (or any department, agency or political subdivision thereof).


*** Confidential treatment requested

               (o)  "Purchaser Claim" shall mean any claim, suit or proceeding
                     ---------------
commenced against Purchaser.

               (p)  "Registered IP" shall mean all United States, international
                     -------------
and foreign: (i) patents and patent applications (including provisional applications) or service marks related to the Business; and (ii) any other Intellectual Property Rights related to the Business that are the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any state, government or other public legal authority.

               (q)  "Seller Claim" shall mean any claim, suit or proceeding
                     ------------
commenced against Seller.

               (r)  "Software" shall mean all computer system software,
                     --------
including without limitation all source code, object code, upgrades, updates, bug fixes, releases and supporting documentation relating thereto.

               (s)  "Transaction" shall mean the transaction contemplated by
                     -----------
this Agreement.

               (t)  ***

               (u)  ***


                                   ARTICLE 2
                              TRANSFER OF ASSETS
                              ------------------

          2.1 Sale of Technologies. Seller hereby sells, conveys, transfers, and
              --------------------
assigns to Purchaser all rights, title and interest in the assets set forth in
Schedule 2.1(a), including, without limitation, any Intellectual Property
---------------
Rights, Know How, Registered IP Software and Materials owned or controlled by Seller and related thereto, but specifically excluding those assets set forth in
Schedule 2.1(b) (the "Excluded Assets") (collectively, the "Transferred
---------------       ---------------                       -----------
Technologies"). To the best knowledge of Seller, Seller has no Software of
------------
Materials as of the Effective Date .

          2.2 Assumed Liabilities. Purchaser hereby assumes and becomes
              -------------------
responsible for all of the Liabilities set forth on Schedule 2.2 (the "Assumed
                                                                       -------
Liabilities").

          2.3 Excluded Liabilities. Excepts as provided in Section 6.3,
              --------------------                         -----------
Purchaser does not assume or have any responsibility with respect to any Liabilities of the Seller not set forth on Schedule 2.2. Without limiting the
                                           ------------
generality of the foregoing, there shall not be sold, assigned, transferred or delivered hereunder, and the terms "Transferred Technologies" and "Assumed Contracts" does not include any of the Liabilities set forth on Schedule 2.3 or
                                                                ------------
those associated with the Excluded Assets (the "Excluded Liabilities").
                                                --------------------
          2.4 Termination of EHC-TheraSense Agreement. The EHC-TheraSense
              ---------------------------------------
Agreement is hereby terminated.


*** Confidential treatment requested.

           2.5 Delivery of Transferred Technologies. Seller, in the manner and
               ------------------------------------
form, and to the locations, reasonably specified by Purchaser, hereby delivers to Purchaser all of the Transferred Technologies, or other intangible assets and such instruments as are necessary or desirable to transfer title to such assets from Seller to Purchaser.

          2.6  Books and Records. Seller hereby transfers to Purchaser all
               -----------------
books, records, files and related materials in respect of the Transferred Technologies in Seller's possession. Such books, records, files and related materials constitute all of the books, records, files and related materials in respect of the Transferred Technologies created or maintained by Seller.

          2.7  Agreement to Perform Necessary Acts. Seller shall take all action
               -----------------------------------
as may be reasonably necessary, proper or advisable to put Purchaser in ownership, possession, and operating control of the Transferred Technologies, without demanding any further consideration therefor, including execution, acknowledgment and recordation of specific assignments, oaths, declarations and other documents on a country-by-country basis and such other instruments of sale, transfer, conveyance, and assignment as Purchaser or its counsel may reasonably request.

          2.8  Power of Attorney. Seller hereby grants Purchaser the irrevocable
               -----------------
power of attorney to represent Seller, where such representation is legally permissible, without restrictions towards legal entities and natural persons, public authorities and courts, to do, sign under hand (or, as required, under personal seal), deliver, receive and perform all and any acts, matters, statements and things which may be necessary to put the Purchaser in ownership, possession, and operating control of the Transferred Technologies, including execution, acknowledgment and recordation of specific assignments, oaths, declarations and other documents on a country-by-country basis and such other instruments of sale, transfer, conveyance, and assignment as may be required for this purpose. Under this power of attorney, the Purchaser is entitled to enter into transactions on behalf of Seller with itself in its own name or in its capacity as attorney-in-fact of a third party and, therefore, the Purchaser is released from any prohibition or restriction of self dealing which may exist under any applicable law. The Purchaser shall be entitled to delegate the rights granted to it by this power-of-attorney and to grant dispensation from any legal prohibition or restriction of self dealing which may exist. The foregoing power of attorney is coupled with an interest and as of the Effective Date shall be irrevocable.

                                   ARTICLE 3
                                PAYMENT; TAXES
                                --------------

          3.1 Payment to Seller. Purchaser shall pay an aggregate of *** (the
              -----------------
"Purchase Price") by check or wire transfer to a bank account of Seller
 --------------
specified in writing.

          3.2 Taxes. Seller shall be solely responsible for the payment of, and
              -----
shall pay when due, any taxes that may be payable in connection with the sale of the Transferred Technologies or the granting of the licenses granted hereunder, other than taxes assessed on Purchaser's income.


*** Confidential treatment requested.

                                   ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          Seller represents and warrants to Purchaser, subject to such exceptions as are specifically set forth in the disclosure schedule (referencing the appropriate Section and paragraph numbers) attached hereto (the "Disclosure
                                                                     ----------
Schedule") and dated as of the date hereof, as follows:
--------

          4.1  Authorization of Transaction. Seller has all requisite power and
               ---------------------------
authority to enter into this Agreement and any related agreements to which it is a Party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Seller, and no further actions are required on the part of Seller or any of its stockholders to authorize the Agreement, any related agreements to which it is a Party and the transactions contemplated hereby.

          4.2  Noncontravention. The execution and delivery of this Agreement by
               ----------------
Seller and the consummation of the transactions contemplated hereby and thereby do not conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict") (i) any provision of
                                              --------
the charter documents or bylaws (or like document) of Seller, (ii) any mortgage, lease, indenture, contract or other agreement or instrument, permit, concession, franchise or license to which Seller is a Party or any of its properties or assets are subject, (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or its properties or assets.

          4.3  Restrictions on Transaction. There is no agreement (not to
               ---------------------------
compete or otherwise), commitment, judgment, injunction, order or decree to which Seller is a Party or otherwise binding upon Seller which has or may have the effect of prohibiting the Transaction or impairing the Transferred Technologies. Seller has not entered into any agreement which places any restrictions upon Seller with respect to the Transferred Technologies.

          4.4  Title to Transferred Technologies; Absence of Liens and
               -------------------------------------------------------
Encumbrances; Condition. Seller has good and valid title to all of the
-----------------------
Transferred Technologies, and the power to sell the Transferred Technologies free and clear of any Liens. There are no other rights, options or licenses granted pursuant to the Transferred Technologies other than those set forth on
Schedule 4.4. The Transferred Technologies are all of the technologies and
------------
rights, which are presently used, and are reasonably necessary for use in the Current Products.

          4.5  Intellectual Property Rights. To the knowledge of Seller as of
               ----------------------------
the Effective Date, Seller owns, or possesses adequate licenses or other rights to use, any and all Intellectual Property Rights used in or related to the Transferred Technologies as used in the Current Products. Seller has not received written notice of any claims, disputes, actions, proceedings, suits or appeals pending against Seller with respect to any Intellectual Property Rights or any other adverse consequences with respect to any Intellectual Property Rights that would reasonably be expected to have a material adverse effect on the Transferred Technologies, and, to the knowledge of Seller, none has been overtly threatened. To the best knowledge of Seller as of the Effective Date, except pursuant to licenses obtained by Purchaser, none of the products or processes using the Intellectual Property Rights as used in the Current Products infringes on the proprietary rights of any third party, no product (or component thereof) or process used by, sold or manufactured for, or supplied to, Seller or Purchaser infringes or otherwise violates the proprietary rights of any other Person. Except as set forth on Schedule 4.4, Seller has not granted any Person
                               ------------
the right to use the Intellectual Property Rights.

          4.6  Litigation. To the best knowledge of Seller, other than those
               ----------
related to prosecution of the Seller's Registered IP, there are no judicial or administrative actions, claims, suits, proceedings or investigations pending or threatened relating to the Transferred Technologies, nor is there any basis for any such action, claim, suit, proceeding or investigation. There are no judgments, orders, decrees, citations, fines or penalties heretofore assessed against Seller affecting the Transferred Technologies under any foreign, federal, state or local law.

          4.7  Disclosure. All information furnished by Seller to *** or
               ----------
Purchaser and contained in the *** was and is accurate, complete and correct and reflects all material discussions and understandings with respect to the matters set forth therein.

                                   ARTICLE 5
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER
                  -------------------------------------------

         Purchaser represents and warrants to Seller as follows:

          5.1  Organization of Purchaser. Purchaser is duly organized, validly
               -------------------------
existing, and in good standing under the laws of the jurisdiction of its incorporation or formation.

          5.2  Authority for Agreement. Purchaser has all requisite corporate
               -----------------------
power and authority to enter into this Agreement and the related agreements to which it is a Party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the related agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes, and the related agreements, when duly executed and delivered by Purchaser, will constitute the valid and binding obligations of Purchaser, enforceable in accordance with their terms.

          5.3  Noncontravention. Neither the execution and the delivery of this
               ----------------
Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any provision of the charter or bylaws of Purchaser or (ii) Conflict with any material agreement, contract, lease, license, instrument, or other arrangement to which Purchaser is a Party or by which it is bound or to which any of its assets is subject except for such Conflicts which would not, either individually or in the aggregate, have a material adverse effect on Purchaser.

                                   ARTICLE 6
                         SURVIVAL OF REPRESENTATIONS,
                         ---------------------------
                        WARRANTIES AND INDEMNIFICATION
                        ------------------------------

          6.1  Survival of Representations and Warranties. All of the
               ------------------------------------------
representations and warranties of Seller and Purchaser contained herein shall survive the Effective Date and continue in

*** Confidential treatment requested.

full force and effect until 5:00 p.m., Pacific Time, sixty (60) months following the Effective Date (the "Indemnity Period").

          6.2  Indemnification of Purchaser. Seller agrees to indemnify and hold
               ----------------------------
Purchaser and its officers, directors and Affiliates harmless against all claims, losses, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys' fees and expenses, and expenses of investigation and defense (including, without limitation, any consequential damages) (hereinafter individually a "Loss" and collectively "Losses"), incurred or
                             ----                    ------
suffered by Purchaser or its officers, directors, or Affiliates directly or indirectly as a result of (i) any inaccuracy or breach of a representation or warranty of Seller; (ii) any failure by Seller to perform or comply with any covenant contained herein; (iii) any liabilities of Seller not specifically assumed by Purchaser, or any liabilities in connection with the Transferred Technologies, arising from Seller's actions or omissions prior to the Effective Date; provided, that such Loss occurs during the Indemnity Period and Purchaser
      --------
provides Seller with notice of a Purchaser Claim under the foregoing indemnity within twenty-four (24) months of the Effective Date.

          6.3  Indemnification of Seller. Purchaser agrees to indemnify and hold
               -------------------------
Seller and its officers, directors and Affiliates harmless against all Losses incurred or suffered by Seller or its officers, directors or Affiliates directly or indirectly as a result of (i) any inaccuracy or breach of a representation or warranty of Purchaser; (ii) any liabilities in connection with the Transferred Technologies arising from Purchaser's actions or omissions after the Effective Date; and (iii) ***; provided, that such Loss occurs during the Indemnity Period
                     --------
and Seller provides Purchaser with notice of a Seller Claim under the foregoing indemnity within twenty-four (24) months of the Effective Date.

          6.4  Third-Party Claims to Purchaser. In the event Purchaser becomes
               -------------------------------
aware of a third-party claim that Purchaser believes may result in Losses, Purchaser shall notify Seller of such claim and Seller shall be entitled, at its expense, to participate in, but not to determine or conduct, the defense of such claim. Purchaser shall have the right in its sole discretion to conduct the defense of and settle any such claim; provided, however, that unless such
                                      --------  -------
settlement is made with the written consent of Seller, no settlement of any such claim with third-party claimants shall be determinative of the amount of any claim for indemnification pursuant to Section 6.2 or whether such claim
                                      -----------
constitutes a Loss as defined in Section 6.2. In the event Seller has consented
                                 -----------
to any such settlement, Seller shall have no power or authority to object under any provision of this Section 6.4 to the amount of any claim by Purchaser with
                      -----------
respect to such settlement.


          6.5  Third-Party Claims to Seller. In the event Seller becomes aware
               ----------------------------
of a third-party claim that Seller believes may result in Losses, Seller shall notify Purchaser of such claim and Purchaser shall be entitled, at its expense, to participate in, but not to determine or conduct, the defense of such claim. Seller shall have the right in its sole discretion to conduct the defense of and settle any such claim; provided, however, that unless such settlement is made
                       --------  -------
with the written consent of Purchaser, no settlement of any such claim with third-party claimants shall be determinative of the amount of any claim for indemnification pursuant to Section 6.3 or whether such claim constitutes a Loss
                            -----------
as defined in Section 6.3. In the event Purchaser has consented to any such
              -----------
settlement, Purchaser shall have no power of authority to object under any provision of this Section 6.5 to the amount of any claim by Seller with respect
                  -----------
to such settlement.

                                   ARTICLE 7
                                   COVENANTS
                                   ---------

          7.1  Additional Documents and Further Assurances. Each Party, at the
               -------------------------------------------
request of another Party, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

          7.2  Non-Competition Obligation.
               --------------------------

               (a) During the Exclusive Period and within the Geographic Area, Seller shall not directly or indirectly, without the prior written consent of Purchaser, (i) have any ownership interest in (except for passive ownership of five percent (5%) or less of an entity whose securities are publicly traded) any Competition and excluding any ownership in Purchaser or any successor entity,
(ii) participate in the financing, operation, management or control, or assist in or support the development of any Competition or (iii) license any Intellectual Property Rights or technology to any Competition.

               (b) The covenants contained in Section 7.2(a) shall be construed
                                              --------------
as a series of separate covenants, one for each county, city, state and country of the Geographic Area. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in Section
                                                                         -------
7.2(a). If, in any judicial proceeding, a court refuses to enforce any of such
------
separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this Section 7.2 are deemed to exceed the time,
                                      -----------
geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable laws.

               (c) Seller acknowledges that (i) the goodwill associated with the Business and customer relationships prior to the Transaction is an integral component of the value of the Business, including the Transferred Technologies, to Purchaser and is reflected in the Purchase Price for the Transaction to be received by Seller, (ii) Seller agreements as set forth herein are necessary to preserve the value of the acquired Business including their goodwill and customer relationships, for Purchaser following the Transaction and (iii) Seller's covenants as set forth in Section 7.2(a) are necessary to preserve the
                                   --------------
value of the Transaction for Purchaser following the Effective Date.

               (d) Seller agrees that it may be impossible or inadequate to fully measure and calculate Purchaser damages from any breach of the covenants set forth in Section 7.2(a). Accordingly, Seller agrees that if it breaches or
             --------------
threatens to breach any provision of Section 7.2(a), Purchaser shall be entitled
                                     --------------
to, in addition to any other right or remedy otherwise available, an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of such provision of this Agreement. Seller further agrees that no bond or other security shall be required of Purchaser in obtaining such equitable relief, nor will proof of irreparable harm be required for such equitable relief. Seller hereby expressly consents to the issuance of such injunctive relief, whether in the form of a temporary restraining order or otherwise, and to the ordering of such specific performance.

               (e) The provisions of this Section 7.2 shall not apply to Ephraim
                                          -----------
Heller as an individual; provided, however, that nothing contained in this
                         --------  -------
Agreement shall effect the duties, rights or obligations of Mr. Heller or Purchaser under any arrangements or agreements between Mr. Heller and Purchaser.

          7.3  Solicitation of Employees. Seller agrees that for a period of
               -------------------------
thirty-six (36) months following the date hereof, Seller will not hire any employees of Purchaser and will not either directly or indirectly, solicit, induce, recruit or encourage any of the Purchaser's employees to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Purchaser, either for Seller or any other person or entity.

          7.4  Termination of ***. Seller agrees that it shall use reasonable
               ------------------
efforts to terminate, in writing, *** within ten (10) days of the Effective
Date.
                                   ARTICLE 8
                                    GENERAL
                                    -------

          8.1  No Agency. Except as expressly provided herein, each Party shall
               ---------
in all matters relating to this Agreement act as an independent contractor. Neither Party shall have authority, nor shall either Party represent that it has any authority, to assume or create any obligation, express or implied, on behalf of the other, or to represent the other Party as agent or employee or in any other capacity. Neither execution nor performance of this Agreement shall be construed to have established any agency, joint venture, or partnership.

          8.2  Fees and Expenses. All expenses, including without limitation all
               -----------------
legal, accounting, financial advisory, consulting and other fees, incurred in connection with the negotiation or effectuation of this Agreement or consummation of the Transaction, shall be the obligation of the respective Party incurring such expenses.

          8.3  Notices. Any notice or other communication required or permitted
               -------
to be delivered to any Party under this Agreement must be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such Party below (or to such other address or facsimile telephone number as such Party may have specified in a written notice given to the other Party):

                  if to Purchaser:          TheraSense, Inc.
                                            1360 South Loop Road
                                            Alameda, CA 94502
                                            Attn:  Chief Financial Officer
                                            Telephone:  (510) 749-5400
                                            Facsimile:  (510) 749-5401

*** Confidential treatment requested
                  with a copy to:           Wilson Sonsini Goodrich & Rosati
                                            Professional Corporation
                                            One Market, Spear Street Tower
                                            San Francisco, California 94105
                                            Attn:  Karen A. Dempsey
                                            Telephone:  (415) 947-2000
                                            Facsimile:  (415) 947-2099

                   if to Seller:            E. Heller & Company
                                            1360 South Loop Road
                                            Alameda, CA  94502
                                            Attn:  Ephraim Heller, President
                                            Telephone:  (510) 749-5411
                                            Facsimile:  (510) 749-5461

                  with a copy to:           Ropers, Majeski, Kohn & Bentley
                                            1001 Marshall Street
                                            Redwood City, CA 94063
                                            Attn:  Francois Laugier
                                            Telephone:  (650) 780-1691
                                            Facsimile:  (650) 780-1606

          8.4  Governing Law. This Agreement shall be governed in all respects
               -------------
by the laws of the United States of America and the State of California as such laws apply to agreements entered into and to be performed entirely within California by California residents.

          8.5  Forum and Venue. Any judicial action or proceeding arising
               ---------------
hereunder or relating hereto shall be brought in, and the Parties hereby consent to the exclusive, personal jurisdiction of, the state and federal courts located in Santa Clara, California. Seller hereby consents to the jurisdiction of such courts and hereby appoints its counsel identified in Section 8.3 as its agent for service of process.

          8.6  Breaches and Remedies. Except as otherwise provided herein, any
               ---------------------
and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

          8.7  Waiver. No failure on the part of a Party to exercise any power,
               ------
right, privilege, or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege, or remedy under this Agreement, will operate as a waiver of such power, right, privilege, or remedy; and no single or partial exercise of any such power, right, privilege, or remedy will preclude any other or further exercise thereof or of any other power, right, privilege, or remedy. No Party shall be deemed to have waived any claim arising from this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver will not be applicable or have any effect except in the specific instance in which it is given.

          8.8  Assignment. Purchaser may assign all of its assets, licenses and
               ----------
other rights acquired hereunder in their entirety or in part prior to or after the Effective Date in connection with a sale of substantially all assets of Purchaser or in connection with merger solely for purposes of reincorporation.

          8.9  Severability. If, for any reason, a court of competent
               ------------
jurisdiction finds any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect. The Parties agree to negotiate in good faith an enforceable substitute provision for any unenforceable provision that most nearly achieves the intent and economic effect of the unenforceable provision. Notwithstanding the foregoing, if a court of competent jurisdiction determines that any restriction on any license granted herein is invalid or unenforceable, then the license grants to which such restriction relates shall terminate automatically.

          8.10 Entire Agreement. This Agreement (including the Schedules and
               ----------------
Exhibits hereto) sets forth the entire understanding of the Parties hereto relating to the subject matter hereof and supersedes all prior agreements and understandings between the Parties hereto relating to the subject matter hereof.
8.11 Counterparts. This Agreement may be executed in counterparts, which, when taken together, shall constitute one agreement.

          8.12 Amendments. This Agreement may not be amended, modified, altered
               ----------
or supplemented other than by means of a written instrument duly executed and delivered on behalf of Seller and Purchaser.

     IN WITNESS WHEREOF, the Parties, by their duly authorized representatives, have executed this Agreement as of the Effective Date.

E. HELLER & COMPANY                       THERASENSE, INC.



By:   /s/ Ephraim Heller                  By:  /s/ W. Mark Lortz
      ________________________________         _________________________________

Name:     Ephraim Heller                  Name:  W. Mark Lortz
      ________________________________          ________________________________

Title:    President                       Title: President
      ________________________________          ________________________________

                                Schedule 2.1(a)

                           Transferred Technologies
                           ------------------------

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                                Schedule 2.1(b)


                                Excluded Assets
                                ---------------

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                                 Schedule 2.2

                              Assumed Liabilities
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                                 Schedule 2.3

                             Excluded Liabilities
                             --------------------

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                                 Schedule 4.4

                       Title to Transferred Technologies
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